Exhibit 21

Subsidiary Listing

As of December 31, 2004, the following is a listing of the subsidiaries of each registrant in which Cinergy Corp. has a greater than 10% ownership interest in and their state or country of incorporation or organization indented to show degree of remoteness from registrant.

Name of Company	State or Country of Organization or
(Indentation indicates subsidiary relationship)	Incorporation

Cinergy Corp. (1)	Delaware

Cinergy Services, Inc.	Delaware

CC Funding Trust I	Delaware

CC Funding Trust II	Delaware

Cinergy Receivables Company LLC	Delaware

Cinergy Risk Solutions Ltd.	Vermont

The Cincinnati Gas & Electric Company (1)	Ohio
Cinergy Power Investments, Inc.	Ohio
The Union Light, Heat and Power Company (1)	Kentucky
Tri-State Improvement Company	Ohio
Miami Power Corporation	Indiana
KO Transmission Company	Kentucky

PSI Energy, Inc. (1)	Indiana
South Construction Company, Inc.	Indiana

Cinergy Investments, Inc.	Delaware
Cinergy-Cadence, Inc.	Indiana
Cadence Network, Inc.	Delaware
Cinergy Capital & Trading, Inc.	Indiana
Brownsville Power I, LLC	Delaware
Caledonia Power I, LLC	Delaware
CinPower I, LLC	Delaware
Cinergy Canada, Inc.	Canada
Cinergy Climate Change Investments, LLC	Delaware
Cinergy Limited Holdings, LLC	Delaware
Cinergy Marketing & Trading, LP	Delaware
Ohio River Valley Propane, LLC	Delaware
Cinergy General Holdings, LLC	Delaware
Cinergy Mexico Limited, LLC	Delaware
Cinergy Mexico Holdings, L.P.	Delaware
Cinergy Mexico Marketing & Trading, LLC	Delaware
Cinergy Mexico General, LLC	Delaware
Cinergy Retail Power Limited, Inc.	Delaware
Cinergy Retail Power, L.P.	Delaware
Cinergy Retail Power General, Inc.	Texas
Cinergy Retail Sales, LLC	Delaware
CinFuel Resources, Inc.	Delaware
LH1, LLC	Delaware

(1) Companies indicated are registrants with the Securities and Exchange Commission.

Name of Company	State or Country of Organization or
(Indentation indicates subsidiary relationship)	Incorporation

Oak Mountain Products, LLC	Delaware
Cinergy Transportation, LLC	Delaware
SYNCAP II, LLC	Delaware
Cinergy Telecommunications Holding Company, Inc.	Delaware
Q-Comm Corporation	Nevada
QCC, Inc.	Nevada
Cinergy Communications Company	Kentucky
Cinergy MetroNet, Inc.	Indiana
Kentucky Data Link, Inc.	Kentucky
Chattanooga Data Link, Inc.	Tennessee
Cincinnati Data Link, Inc.	Ohio
Cinergy Telecommunication Networks - Indiana, Inc.	Indiana
Cinergy Telecommunication Networks - Ohio, Inc.	Ohio
Indianapolis Data Link, Inc.	Indiana
KDL Holdings, LLC	Delaware
Knoxville Data Link, Inc.	Tennessee
Lexington Data Link, Inc.	Kentucky
Louisville Data Link, Inc.	Kentucky
Memphis Data Link, Inc.	Tennessee
Nashville Data Link, Inc.	Tennessee
Lattice Communications, LLC	Delaware
LB Tower Company, LLC	Delaware
Cinergy Engineering, Inc.	Ohio
Cinergy-Centrus, Inc.	Delaware
Cinergy-Centrus Communications, Inc.	Delaware
Cinergy Solutions Holding Company, Inc.	Delaware
3036243 Nova Scotia Company	Canada
Cinergy Solutions Limited Partnership	Canada
3075959 Nova Scotia Company	Canada
1388368 Ontario Inc.	Canada
Cinergy Solutions - Demand, Inc.	Delaware
Cinergy Solutions - Demand, Ltd.	Canada
Keen Rose Technology Group Limited	Canada
Optimira Controls, Inc.	Canada
Cinergy EPCOM College Park, LLC	Delaware
Cinergy Solutions, Inc.	Delaware
BSPE Holdings, LLC	Delaware
BSPE Limited, LLC	Delaware
BSPE, L.P.	Delaware
BSPE General, LLC	Texas
Cinergy Energy Solutions, Inc.	Delaware
U.S. Energy Biogas Corp.	Delaware
Biogas Financial Corporation	Connecticut
ZFC Energy Inc.	Delaware
Power Generation (Suffolk), Inc.	Delaware
Suffolk Energy Partners, L.P.	Virginia
Suffolk Biogas, Inc.	Delaware
Lafayette Energy Partners, L.P.	New Jersey
Taylor Energy Partners, L.P.	Pennsylvania
Resources Generating Systems, Inc.	New York
Hoffman Road Energy Partners, LLC	Delaware
Illinois Electrical Generation Partners, L.P.	Delaware
Zapco Illinois Energy, Inc.	Delaware
Avon Energy Partners, L.L.C.	Illinois
Devonshire Power Partners, L.L.C.	Illinois
Riverside Resource Recovery, L.L.C.	Illinois
Illinois Electrical Generation Partners II L.P.	Delaware

Name of Company	State or Country of Organization or
(Indentation indicates subsidiary relationship)	Incorporation

BMC Energy, LLC	Delaware
Brookhaven Energy Partners, LLC	New York
Countryside Genco, L.L.C.	Delaware
Morris Genco, L.L.C.	Delaware
Brickyard Energy Partners, LLC	Delaware
Dixon/Lee Energy Partners, LLC	Delaware
Roxanna Resource Recovery L.L.C.	Illinois
Streator Energy Partners, LLC	Delaware
Upper Rock Energy Partners, LLC	Delaware
Barre Energy Partners, L.P.	Delaware
Biomass New Jersey, L.L.C.	New Jersey
Brown County Energy Associates, LLC	Delaware
Burlington Energy, Inc.	Vermont
Cape May Energy Associates, L.P.	Delaware
Dunbarton Energy Partners, Limited Partnership	New Hampshire
Garland Energy Development, LLC	Delaware
Oceanside Energy Inc.	New York
Onondaga Energy Partners, L.P.	New York
Oyster Bay Energy Partners, L.P.	New York
Smithtown Energy Partners, L.P.	New York
Springfield Energy Associates, Limited Partnership	Vermont
Suffolk Transmission Partner, L.P.	Delaware
Tucson Energy Partners LP	Delaware
Zapco Broome Nanticoke Corp.	New York
Zapco Development Corporation	Delaware
Zapco Energy Tactics Corporation	Delaware
Zapco Readville Cogeneration, Inc.	Delaware
ZFC Royalty Partners, A Connecticut Limited Partnership	Connecticut
ZMG, Inc.	Delaware
Cinergy GASCO Solutions, LLC	Delaware
Countryside Landfill Gasco, L.L.C.	Delaware
Morris Gasco, L.L.C.	Delaware
Brown County Landfill Gas Associates, L.P.	Delaware
Cinergy Solutions of Monaca, LLC	Delaware
Cinergy Solutions of Narrows, LLC	Delaware
Cinergy Solutions of Rock Hill, LLC	Delaware
Cinergy Solutions of San Diego, Inc.	Delaware
Cinergy Solutions of South Charleston, LLC	Delaware
Cinergy Solutions of St. Bernard, LLC	Delaware
Cinergy Solutions O&M, LLC	Delaware
Cinergy Solutions Operating Services of Delta Township, LLC	Delaware
Cinergy Solutions Operating Services of Lansing, LLC	Delaware
Cinergy Solutions Operating Services of Shreveport, LLC	Delaware
Cinergy Solutions Operating Services of Oklahoma, LLC	Delaware
Cinergy Solutions of Philadelphia, LLC	Delaware
Cinergy Solutions Partners, LLC	Delaware
CST Limited, LLC	Delaware
CST Green Power, L.P.	Delaware
Green Power Holdings, LLC	Delaware
Green Power Limited, LLC	Delaware
South Houston Green Power, L.P.	Delaware
Green Power G.P., LLC	Texas
CST General, LLC	Texas
CSGP of Southeast Texas, LLC	Delaware
CSGP Limited, LLC	Delaware
CSGP Services, L.P.	Delaware
CSGP General, LLC	Texas

Name of Company	State or Country of Organization or
(Indentation indicates subsidiary relationship)	Incorporation

Lansing Grand River Utilities, LLC	Delaware
Oklahoma Arcadian Utilities, LLC	Delaware
Shreveport Red River Utilities, LLC	Delaware
Cinergy Solutions of Tuscola, Inc.	Delaware
Delta Township Utilities, LLC	Delaware
Delta Township Utilities II, LLC	Delaware
Energy Equipment Leasing LLC	Delaware
Trigen-Cinergy Solutions LLC	Delaware
Trigen-Cinergy Solutions of Ashtabula LLC	Delaware
Cinergy Solutions of Boca Raton, LLC	Delaware
Cinergy Solutions of Cincinnati, LLC	Ohio
Cinergy Solutions - Utility, Inc.	Delaware
Trigen-Cinergy Solutions of Lansing LLC	Delaware
Trigen/Cinergy-USFOS of Lansing LLC	Delaware
Trigen-Cinergy Solutions of Orlando LLC	Delaware
Trigen-Cinergy Solutions of Owings Mills LLC	Delaware
Trigen-Cinergy Solutions of Owings Mills Energy Equipment Leasing, LLC	Delaware
Trigen-Cinergy Solutions of Rochester LLC	Delaware
Trigen-Cinergy Solutions of Silver Grove LLC	Delaware
Cinergy Solutions of St. Paul, LLC	Delaware
Environmental Wood Supply, LLC	Minnesota
St. Paul Cogeneration LLC	Minnesota
Trigen-Cinergy Solutions of Tuscola, LLC	Delaware
Cinergy Supply Network, Inc.	Delaware
Reliant Services, LLC	Indiana
MP Acquisitions Corp., Inc.	Indiana
Miller Pipeline Corporation	Indiana
Fiber Link, LLC	Indiana
Cinergy Technology, Inc.	Indiana

Cinergy Global Resources, Inc.	Delaware
Cinergy UK, Inc.	Delaware
Cinergy Global Power, Inc.	Delaware
CGP Global Greece Holdings, SA	Greece
Attiki Denmark ApS	Denmark
Attiki Gas Supply Company SA	Greece
Cinergy Global Ely, Inc.	Delaware
EPR Ely Power Limited	England
EPR Ely Limited	England
Ely Power Limited	England
Anglian Straw Limited	England
Anglian Ash Limited	England
Cinergy Global Power Services Limited	England
Cinergy Global Power (UK) Limited	England
Cinergy Global Trading Limited	England
Cinergy Trading and Marketing Limited	England & Wales
Commercial Electricity Supplies Limited	England
Cinergy Renewable Trading Limited	England
UK Electric Power Limited	England
Cinergy Global Power Iberia, S.A.	Spain
Cinergy Global Holdings, Inc.	Delaware
Cinergy Holdings B.V.	The Netherlands
Cinergetika U/L a.s.	Czech Republic
Cinergy Zambia B.V.	The Netherlands
Copperbelt Energy Corporation PLC	Republic of Zambia
Power Sports Limited	Republic of Zambia
Moravske Teplarny a.s.	Czech Republic

Name of Company	State or Country of Organization or
(Indentation indicates subsidiary relationship)	Incorporation

Cinergy Global (Cayman) Holdings, Inc.	Cayman Islands
Cinergy Global Hydrocarbons Pakistan	Cayman Islands
Cinergy Global Tsavo Power	Cayman Islands
IPS-Cinergy Power Limited	Kenya
Tsavo Power Company Limited	Kenya
Cinergy MPI V, Inc.	Cayman Islands
eVent Resources Overseas I, LLC	Delaware
Midlands Hydrocarbons (Bangladesh) Limited	England
Cinergy Global Power Africa (Proprietary) Limited	South Africa

CinTec LLC	Delaware
CinTec I LLC	Delaware
eVent Resources I LLC	Delaware
eVent Resources Holdings LLC	Delaware
CinTec II LLC	Delaware

Cinergy Technologies, Inc.	Delaware
Cinergy Broadband, LLC	Delaware
CCB Communications, LLC	Delaware
CCB Indiana, LLC	Delaware
CCB Kentucky, LLC	Delaware
CCB Ohio, LLC	Delaware
ACcess Broadband, LLC	Delaware
Cinergy Ventures, LLC	Delaware
Configured Energy Systems, Inc.	Delaware
Current Communications Group, LLC	Delaware
Maximum Performance Group, Inc.	Delaware
Cinergy Ventures II, LLC	Delaware
Catalytic Solutions, Inc.	California
Electric City Corp.	Delaware
Cinergy e-Supply Network, LLC	Delaware
Cinergy One, Inc.	Delaware
Cinergy Two, Inc.	Delaware

Cinergy Wholesale Energy, Inc.	Ohio
Cinergy Power Generation Services, LLC	Delaware
Cinergy Origination & Trade, LLC	Delaware

Cinergy Foundation, Inc.	Indiana